CERTIFICATE OF THE PRESIDENT

 OF

CORCELL, INC.

This certificate is being delivered pursuant to Section 10(d) of that certain Existing Samples Purchase Agreement, as amended by the Amendment and Modification to the Existing Samples Purchase Agreement, dated February 28, 2007 (collectively, the “ESP Agreement”) by and between CORCELL, INC., a Delaware corporation (the “Seller”) and CORD BLOOD AMERICA, INC., a Florida corporation (the “Buyer”). Terms used but not otherwise defined herein shall have the meanings ascribed to them thereto in the ESP Agreement.

The undersigned, in her capacity as President of the Seller, and not in her individual capacity, does hereby certify to Buyer as follows:

1.

The representations and warranties of Seller set forth in the ESP Agreement were true and correct in all respects at and as of October 12, 2006 and are true and correct as of the date hereof as though made at and as of the date hereof provided, however, that, representations and warranties that are made as of a particular date or period are true and correct only as of such date or period.

2.

Seller has in all material respects performed all obligations and complied with all covenants required by the ESP Agreement to be performed or complied with by Seller at or prior to the date hereof.

3.

As of the date hereof, there are no Proceedings pending wherein wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prohibit consummation of any of the transactions contemplated by the ESP Agreement (B) cause any of the transactions contemplated by the ESP Agreement to be rescinded following consummation, or (C) affect adversely and materially the right of the Buyer to own the Acquired Assets; and, as of the date hereof,  no such injunction, judgment, order, decree, ruling or charge is in effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SELLER’S CERTIFICATE

IN WITNESS WHEREOF, I have hereunto signed my name, this 28th day of February, 2007.

CORCELL, INC.,

a Delaware corporation

By:____________________________________

Name:

Antonia Lafferty

Title: President

SELLER’S CERTIFICATE